Business Combination (Tables)	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Schedule of Preliminary Fair Value of Identifiable Assets and Assumed Liabilities	The preliminary fair value of the identifiable assets and assumed liabilities acquired from Norstel at acquisition date were as follows:
Fair value recognized at acquisition date
Property, plant and equipment	11
Technology in process	86
Net working capital	(2)
Goodwill(1)	43
Total net assets at fair value	138
Purchase consideration	138

(1)

The primary item that generated goodwill is the value of the future synergies between Norstel technology in silicon carbide and the Company, which do not qualify as an amortizable intangible asset.  The goodwill is allocated to the ADG reportable segment as detailed in Note 8.